UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of Principal Executive Offices)

(832) 844-1015

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Backstop Agreement

On August 6, 2026, KLX Energy Services Holdings, Inc. (the “Company”) entered into a Rights Offering Backstop Agreement (the “Backstop Agreement”) with the holders of the Company’s 2030 Notes (as defined below) (the “Backstop Parties”), in connection with the Company’s announced $125.0 million rights offering (the “Rights Offering”), to purchase aggregate Individual Backstop Commitments (as defined below) of $94.0 million. Pursuant to the Rights Offering, the Company will distribute to all eligible holders of record of its common stock, par value $0.01 per share (the “Common Stock”), as of 5:00 p.m., New York City time on August 21, 2026, at no cost and on a pro rata basis, transferable subscription rights to purchase shares of Common Stock at a subscription price of $1.49 per share (the “Subscription Price”). For additional information related to the Rights Offering, please see the description included in Item 8.01 of this Current Report on Form 8-K.

Pursuant to the terms of the Backstop Agreement, and subject to the satisfaction of certain conditions thereunder, the Backstop Parties have committed, severally and not jointly, to purchase from the Company, at the Subscription Price, any unsubscribed shares in the Rights Offering following the expiration of the Rights Offering, through an exchange of the Backstop Parties’ Senior Secured Floating Rate Cash / PIK Notes due 2030 (the “2030 Notes”) for such shares, whereby (x) the exchange price for any exchanged 2030 Notes shall be 100% of the principal amount thereof and (y) any accrued and unpaid interest on any exchanged 2030 Notes shall also be exchanged for additional shares of Common Stock at the Subscription Price (the “Backstop Exchange”).

Each Backstop Party’s individual backstop commitment (the “Individual Backstop Commitment”) shall decrease automatically, as necessary, (x) to ensure that such Backstop Party, together with its affiliates, will own no more than 30.0% of the Company’s outstanding Common Stock on a pro forma fully diluted basis, including all Common Stock held by such Backstop Party and any Common Stock to be purchased pursuant to the exercise of Subscription Rights (as defined below) and the Backstop Exchange, and (y) to the extent that the aggregate gross cash proceeds received from Rights Offering subscriptions, together with the aggregate Individual Backstop Commitments, exceeds $125.0 million. Each Backstop Party shall have the right, but shall not be obligated, to increase its Individual Backstop Commitment prior to August 21, 2026. Each Backstop Party shall have the right, but shall not be obligated, to exercise all Basic Subscription Rights (as defined below) and Over-Subscription Rights (as defined below) allocated to such Backstop Party in the Rights Offering; provided that any such exercise shall be the purchase of shares of Common Stock for cash in accordance with the Rights Offering prospectus and shall not reduce the Backstop Party’s Individual Backstop Commitment.

Shares of Common Stock acquired by the Backstop Parties pursuant to the Backstop Exchange are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act. The Backstop Parties are entitled to customary registration rights in respect of such shares pursuant to a registration rights agreement to be entered into at closing (the “Registration Rights Agreement”).

The Backstop Agreement contains customary representations and warranties from the Company, on the one hand, and from the Backstop Parties on the other hand. The Backstop Agreement also contains customary covenants and agreements by the Company and the Backstop Parties.

The closing of the Backstop Exchange is subject to certain closing conditions, including consummation of the Rights Offering, the accuracy of the representations and warranties of each party (subject to certain customary exceptions), material compliance by each party with its covenants under the Backstop Agreement, execution and delivery of the Registration Rights Agreement, execution and delivery of the Indenture (as defined below) governing the 2030 Notes, and, with respect to the obligations of the Backstop Parties, aggregate Individual Backstop Commitments of at least $94.0 million.

The Backstop Agreement shall terminate automatically without any action by or on behalf of any party (i) if the Rights Offering is validly terminated in accordance with its terms without being consummated or (ii) upon the parties’ mutual written consent.

Effective as of the closing of the Backstop Exchange, certain Backstop Parties that, together with their controlled affiliates, hold at least 10% of the Company’s outstanding Common Stock after giving effect to the closing (each, a “Designating Holder”), shall have the right to designate one individual (each, a “Designated Director”) for appointment to the board of directors of the Company (the “Board”), subject to certain eligibility requirements. The Company agreed to use its reasonable best efforts to cause each Designated Director to be appointed to the Board effective as of the closing. Each Designating Holder will have the right to have its Designated Director nominated for election as a director at each subsequent annual meeting of stockholders of the Company and included among the slate of nominees recommended by the Board for election at each such annual meeting of stockholders for so long as such Designating Holder (together with its controlled affiliates) continues to beneficially own at least 7.5% of the Company’s outstanding Common Stock.

The foregoing description of the Backstop Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Backstop Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Amended and Restated Indenture

Substantially concurrently with the closing of the Backstop Exchange, and in connection with the Rights Offering, the Company, the subsidiaries party thereto, as guarantors, and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent, will enter into an Amended and Restated Indenture (the “Indenture”).

The Indenture will amend and restate in its entirety that certain Indenture, dated as of March 12, 2025 (as amended prior to the date hereof, the “Prior Notes Indenture”), governing the 2030 Notes. The 2030 Notes will remain guaranteed and secured on substantially the same terms other than as described below.

The Prior Notes Indenture will be amended and restated to provide additional covenant flexibility and other amendments, including, among other things: (i) reset the total net leverage ratio maintenance covenant step-down schedule to: (w) 4.50:1.00, commencing with the fiscal quarter ending September 30, 2026, (x) 4.00:1.00, commencing on the fiscal quarter ending June 30, 2027, (y) 3.50:1.00, commencing on the fiscal quarter ending June 30, 2028, and (z) 3.00:1.00, commencing on the fiscal quarter ending June 30, 2029, (ii) relax the total net leverage ratio incurrence test for additional indebtedness from 2.50:1.00 to 3.00:1.00, (iii) permanently exclude capital lease obligations from the definition of “Consolidated Total Indebtedness” for purposes of the financial maintenance covenant, incurrence-based tests/ratios/baskets, and the Secured Net Leverage Ratio (as defined in the Indenture), (iv) increase the basket for indebtedness in respect of purchase money obligations and capital lease obligations from $75.0 million to $85.0 million, (v) provide for par redemption of 2030 Notes in connection with the Backstop Agreement and exclude Rights Offering redemption proceeds from the excess cash flow sweep, (vi) reset the make-whole expiry date to two years from the effective date of the Indenture and reduce the premium from 102% to 101%, (vii) grant the holders of the 2030 Notes a right of first offer with respect to any debtor-in-possession financing secured by notes priority collateral on a pro rata basis and (viii) require that any opportunity to provide permitted pari passu notes lien indebtedness be offered first to existing holders on a pro rata basis.

The foregoing description of the Indenture does not purport to be complete and is subject to and is qualified in its entirety by reference to the Form of Amended and Restated Indenture, a copy of which is attached to this Current Report as Exhibit 4.1 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Backstop Agreement” with respect to the shares of Common Stock to be issued pursuant to the Backstop Exchange is incorporated by reference in this Item 3.02. The shares of Common Stock to be issued pursuant to the Backstop Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

On August 10, 2026, the Company announced that its Board approved the Rights Offering, which will be available to all holders of record of the Company’s Common Stock, as of 5:00 p.m., New York City time, on August 21, 2026 (the “Record Date”). The Rights Offering will be made through a distribution to all holders of record of Common Stock as of the Record Date of transferable subscription rights to purchase shares of Common Stock at the Subscription Price. The Rights Offering is currently expected to commence on August 24, 2026, and expire at 5:00 p.m., New York City time, on September 23, 2026 (the “Expiration Date”). The rights being issued in the offering are expected to be listed for trading on The Nasdaq Stock Market LLC under the symbol “KLXER” and therefore will be transferable.

Pursuant to the Rights Offering, each stockholder of the Company of record as of the Record Date will receive one subscription right for each share of Common Stock held by such stockholder as of the Record Date, and each subscription right will entitle the holder to purchase 3.885 shares of Common Stock at the Subscription Price per share (the “Basic Subscription Right”). Each stockholder who exercises its Basic Subscription Rights may subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Right” and, together with the Basic Subscription Right, the “Subscription Rights”); provided that no stockholder (other than the Backstop Parties) shall be entitled to exercise Subscription Rights to the extent that such exercise would result in such stockholder, together with its affiliates and any persons acting in concert with such stockholder, beneficially owning more than 9.995% of the Company’s outstanding Common Stock on a pro forma basis after giving effect to such exercise. The Company will not issue any fractional shares of Common Stock in the Rights Offering, and all exercises of Subscription Rights will be rounded down to the nearest whole share. In addition, the Company will not issue fractional Subscription Rights or pay cash in lieu of fractional Subscription Rights.

The Company intends to use any net cash proceeds it receives in connection with the Rights Offering up to $31.0 million for general corporate purposes, and for any amounts over $31.0 million, the Company intends to repurchase 2030 Notes at par, which is permitted under the Backstop Agreement.

The Rights Offering will be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-295905) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the Rights Offering. The Company reserves the right to extend, amend or terminate the planned Rights Offering, subject to certain conditions, at any time.

The information herein is not complete and is subject to change. This report does not constitute an offer to sell or the solicitation of an offer to buy any of the Subscription Rights, Common Stock or any other securities, nor will there be any sale of the Subscription Rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

On August 10, 2026, the Company issued a press release announcing the Rights Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report and the documents to which the Company refers you to in this report, as well as oral statements made or to be made by the Company, include certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the Private Securities Litigation Reform Act of 1995 and other federal securities laws, which are referred to as the safe harbor provisions, with respect to the transactions described herein, the businesses, strategies and plans of the Company and its expectations relating to its future financial condition and performance. Statements included in this report that are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of the Company. Words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “forecast,” “potential,” “project,” “continue,” “may,” “might,” “should,” “could,” “would,” “will” or the negative thereof and similar expressions are intended to identify such forward-looking statements that are intended to be covered by the safe harbor provisions.

Any forward-looking statements in this report and the information incorporated by reference in this report reflect our current views with respect to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, prevailing market conditions, the Company’s ability to launch the Rights Offering as expected, whether holders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to, without limitation, those described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as supplemented by our Quarterly Reports on Form 10-Q or our Current Reports on Form 8-K, and discussed elsewhere in this report, and the information incorporated by reference in this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

All subsequent written or oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Amended and Restated Indenture (incorporated by reference to Exhibit D to the Rights Offering Backstop Agreement filed as Exhibit 10.1 hereto).

10.1+	Rights Offering Backstop Agreement, dated August 6, 2026, by and among KLX Energy Services Holdings, Inc., and the credit parties thereto.

10.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit E to the Rights Offering Backstop Agreement filed as Exhibit 10.1 hereto).

99.1	Press Release dated August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: August 10, 2026